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                                                                    Exhibit 10.7


                        GRIFFIN LAND & NURSERIES, INC.

                              401(k) SAVINGS PLAN
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                         GRIFFIN LAND & NURSERIES, INC.
                               401(k) SAVINGS PLAN

                                TABLE OF CONTENTS
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Preamble....................................................................   1

                                    ARTICLE I

                                   DEFINITIONS...............................  1
      Section 1.1 -  General.................................................  1
      Section 1.2 -  Accounts................................................  1
      Section 1.3 -  Active Participant......................................  2
      Section 1.4 -  Administrator...........................................  2
      Section 1.5 -  Annual Addition.........................................  2
      Section 1.6 -  Bargaining Unit.........................................  3
      Section 1.7 -  Beneficiary.............................................  3
      Section 1.8 -  Board...................................................  3
      Section 1.9 -  Break in Service Year...................................  3
      Section 1.10 - Code....................................................  4
      Section 1.11 - Company; Company Affiliate..............................  4
      Section 1.12 - Compensation............................................  5
      Section 1.13 - Contribution Percentage.................................  5
      Section 1.14 - Deferral Percentage.....................................  6
      Section 1.15 - Deferred Compensation...................................  6
      Section 1.16 - Deferred Compensation Account...........................  6
      Section 1.17 - Direct Rollover.........................................  6
      Section 1.18 - Disability Retirement...................................  7
      Section 1.19 - Disability Retirement Date..............................  7
      Section 1.20 - Distributee.............................................  7
      Section 1.21 - Distribution............................................  7
      Section 1.22 - Distribution Date.......................................  7
      Section 1.23 - Eligible Retirement Plan................................  7
      Section 1.24 - Eligible Rollover Distribution..........................  7
      Section 1.25 - Employee................................................  8
      Section 1.26 - ERISA...................................................  8
      Section 1.27 - Hardship................................................  8
      Section 1.28 - Highly Compensated Employee.............................  9
      Section 1.29 - Hour of Service......................................... 10
      Section 1.30 - Investment Fund......................................... 11
      Section 1.31 - Leveling Method......................................... 11
      Section 1.32 - Matching Account........................................ 11
      Section 1.33 - Military Leave.......................................... 11
      Section 1.34 - Normal Retirement....................................... 12

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      Section 1.35 - Normal Retirement Date.................................. 12
      Section 1.36 - Participant............................................. 12
      Section 1.37 - Payday.................................................. 12
      Section 1.38 - Plan.................................................... 12
      Section 1.39 - Plan Representative..................................... 12
      Section 1.40 - Plan Year............................................... 12
      Section 1.41 - Qualified Account....................................... 13
      Section 1.42 - Rollover Account........................................ 13
      Section 1.43 - Rules of the Plan....................................... 13
      Section 1.44 - Separation from the Service............................. 13
      Section 1.45 - Service................................................. 13
      Section 1.46 - Spousal Consent......................................... 14
      Section 1.47 - Spouse; Surviving Spouse................................ 14
      Section 1.48 - Statutory Compensation.................................. 14
      Section 1.49 - Trust................................................... 14
      Section 1.50 - Trust Agreement......................................... 15
      Section 1.51 - Trust Fund.............................................. 15
      Section 1.52 - Trustee................................................. 15
      Section 1.53 - Vested.................................................. 15
      Section 1.54 - Years of Vesting Service................................ 15

                                   ARTICLE II

                                   ELIGIBILITY............................... 15
      Section 2.1 - Requirements for Participation........................... 15
      Section 2.2 - Notice of Participation.................................. 16
      Section 2.3 - Enrollment Form.......................................... 16
      Section 2.4 - Inactive Status.......................................... 17

                                   ARTICLE III

                             PARTICIPANTS' DEFERRALS......................... 17
      Section 3.1 - Deferral of Compensation................................. 17
      Section 3.2 - Suspension of Deferral................................... 17
      Section 3.3 - Commencement, Resumption or
                      Change of Deferred Compensation........................ 18
      Section 3.4 - Deposit in Trust......................................... 18
      Section 3.5 - Withdrawal from Deferred Compensation
                      Account other than for Hardship........................ 18
      Section 3.6 - Hardship Withdrawal from Deferred
                      Compensation Account................................... 19
      Section 3.7 - Other Withdrawals Prohibited............................. 21
      Section 3.8 - Deferral Percentage Fail-Safe Provisions................. 21


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                                   ARTICLE IV

                           CONTRIBUTIONS OF THE COMPANY...................... 24
      Section 4.1 - Determination of Annual Contribution..................... 24
      Section 4.2 - Maximum Annual Contribution.............................. 24
      Section 4.3 - Contribution Date........................................ 24

                                    ARTICLE V

              PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES......... 25
      Section 5.1 - Deferred Compensation Account............................ 25
      Section 5.2 - Matching Account; Qualified Account...................... 25
      Section 5.3 - Allocation of Company Contributions...................... 25
      Section 5.4 - Allocation of Forfeitures................................ 26
      Section 5.5 - Contribution Percentage Fail-Safe Provisions............. 26
      Section 5.6 - Reemployment Rights after Qualified Military Service..... 28

                                   ARTICLE VI

                              INVESTMENT OF ACCOUNTS......................... 29
      Section 6.1 - Investment Options....................................... 29
      Section 6.2 - Description of Investment Funds.......................... 30
      Section 6.3 - Effect of Non-Election................................... 30

                                   ARTICLE VII

                     VALUATION OF THE TRUST FUND AND ACCOUNTS................ 31
      Section 7.1 - Determination of Values.................................. 31
      Section 7.2 - Allocation of Values..................................... 31
      Section 7.3 - Applicability of Account Values.......................... 31

                                  ARTICLE VIII

                               VESTING OF INTERESTS.......................... 32
      Section 8.1 - Vesting of Accounts...................................... 32
      Section 8.2 - Additional Vesting of Accounts........................... 32

                                   ARTICLE IX

                     EMPLOYMENT AFTER NORMAL RETIREMENT DATE................. 32
      Section 9.1 - Continuation of Employment............................... 32
      Section 9.2 - Continuation of Participation............................ 33
      Section 9.3 - Mandatory In-Service Distributions....................... 33


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                                    ARTICLE X

                             BENEFITS UPON RETIREMENT........................ 33
      Section 10.1 - Normal or Disability Retirement......................... 33
      Section 10.2 - Rights Upon Normal or Disability Retirement............. 33
      Section 10.3 - Distribution of Accounts................................ 33
      Section 10.4 - Determination of Value of Accounts...................... 35

                                   ARTICLE XI

                               BENEFITS UPON DEATH........................... 35
      Section 11.1 - Designation of Beneficiary.............................. 35
      Section 11.2 - Distribution on Death................................... 35
      Section 11.3 - Determination of Value of Accounts...................... 36

                                   ARTICLE XII

                      BENEFITS UPON RESIGNATION OR DISCHARGE................. 36
      Section 12.1 - Distributions on Resignation or Discharge............... 36
      Section 12.2 - Determination of Value of Accounts...................... 37
      Section 12.3 - Forfeitures............................................. 37
      Section 12.4 - Restoration of Forfeitures.............................. 37

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS........................... 38
      Section 13.1 - Top-Heavy Determination................................. 38
      Section 13.2 - Minimum Benefits........................................ 41
      Section 13.3 - Vesting................................................. 41
      Section 13.4 - Limitation on Benefits.................................. 42

                                   ARTICLE XIV

                            ADMINISTRATIVE PROVISIONS........................ 43
      Section 14.1 - Duties and Powers of the Administrator.................. 43
      Section 14.2 - Expenses of Administration.............................. 43
      Section 14.3 - Payments................................................ 44
      Section 14.4 - Statement to Participants............................... 44
      Section 14.5 - Inspection of Records................................... 44
      Section 14.6 - Claims Procedure........................................ 44
      Section 14.7 - Conflicting Claims...................................... 46
      Section 14.8 - Effect of Delay or Failure to Ascertain
                       Amount Distributable or to Locate Distribute.......... 46
      Section 14.9 - Service of Process...................................... 46


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      Section 14.10 - Limitations Upon Powers of the Administrator........... 46
      Section 14.11 - Effect of Administrator Action......................... 47
      Section 14.12 - Contributions to Rollover Accounts..................... 47
      Section 14.13 - Direct Rollovers....................................... 48
      Section 14.14 - Loans to Participants or Former
                        Participants, Spouses or Beneficiaries............... 48
      Section 14.15 - Distributions Pursuant to
                        Qualified Domestic Relations Orders.................. 50
      Section 14.16 - Correction of Administrative Error;
                        Special Contribution................................. 50

                                   ARTICLE XV

                          TERMINATION, DISCONTINUANCE,
                       AMENDMENT, MERGER, ADOPTION OF PLAN................... 51
      Section 15.1 - Termination of Plan; Discontinuance
                       of Contributions...................................... 51
      Section 15.2 - Amendment of Plan....................................... 52
      Section 15.3 - Retroactive Effect of Plan Amendment.................... 52
      Section 15.4 - Consolidation or Merger; Adoption
                       of Plan by Other Companies............................ 52

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS......................... 53
      Section 16.1 - Identification of Fiduciaries........................... 53
      Section 16.2 - Allocation of Fiduciary Responsibilities................ 53
      Section 16.3 - Limitation on Rights of Employees....................... 54
      Section 16.4 - Limitation on Annual Additions; Treatment
                       of Otherwise Excessive Allocations.................... 54
      Section 16.5 - Governing Law........................................... 55
      Section 16.6 - Genders and Plurals..................................... 56
      Section 16.7 - Titles.................................................. 56
      Section 16.8 - References.............................................. 56


                                        v

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            Griffin Land & Nurseries, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors adopted on _______________, 1997, adopted the Griffin Land & Nurseries, Inc. 401(k) Savings Plan (the "Plan") and Trust for the exclusive benefit of its eligible Employees, effective as of ________________, 19___.

            The purposes of the Plan are:

                  (1) To permit Participants to share in the Company's success.

                  (2) To stimulate and maintain among Participants a sense of responsibility, cooperative effort and a sincere interest in the progress and success of the Company.

                  (3) To increase the efficiency of Participants and to encourage them to remain with the Company until retirement from active service.

                  (4) To provide security for Participants by establishing a plan under which each Participant's share of Company contributions, his deferrals and the earnings thereon will be invested and accumulated to create a fund to benefit him in the event of his disability or other termination of employment.

            The Plan is intended to comply with the provisions of Sections 401, 401(k), 402(a) and other applicable provisions of the Internal Revenue Code, similar provisions of applicable state law, the Employee Retirement Income Security Act of 1974, as amended and Section 7(e)(4) of the Fair Labor Standards Act of 1938, as amended.

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1 - General

            Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.2 - Accounts

            "Account" or "Accounts" of a Participant or former Participant shall mean, as the context indicates, any one or more of his Deferred Compensation Account, his Rollover
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Account, his Qualified Account, or his Matching Account, if any, in the Trust
Fund established in accordance with Sections 5.1, 14.12, 5.2(b), and 5.2(a), respectively.

Section 1.3 - Active Participant

            "Active Participant" shall mean a Participant who is an Employee and is not

                  (a) in a Bargaining Unit, or

                  (b) a non-resident alien who receives no earned income from the Company which constitutes income from sources within the United States.

Section 1.4 - Administrator

            "Administrator" shall mean the Company acting through its chief executive officer or his delegate.

Section 1.5 - Annual Addition

            "Annual Addition" of a Participant for the Plan Year in question shall mean the sum of

                  (a) Company contributions and forfeitures allocated to his Matching Account and his Qualified Account for that Plan Year,

                  (b) Company contributions and forfeitures allocated to his Deferred Compensation Account for that Plan Year (excluding any excess amounts determined under Code Section 402(g) which are distributed to him pursuant to Section 17.4(b) not later than the April 15 following the calendar year in which such excess amounts were deferred),

                  (c) Company contributions and forfeitures allocated to his accounts under all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year,

                  (d) His personal contributions under the Plan (excluding any excess amounts distributed to him pursuant to Section 16.4(b)) and all other qualified defined contribution plans, if any, of the Company and any Company Affiliate for that Plan Year, and

                  (e) Except for purposes of Section 16.4(a)(i), the sum of

                        (i) Company contributions allocated after March 31, 1984
            to an individual medical account as defined in Code Section 415(l)(1), if any, which is maintained under a qualified pension or annuity plan, and


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                        (ii) Company contributions paid or accrued for Plan
            Years ending after December 31, 1985, if any, and allocated to the separate account of a Key Employee (as defined in Section 13.1(b)(iv)) for the purpose of providing post-retirement medical benefits, whether or not such allocations or contributions have been recharacterized or distributed pursuant to Sections 3.5, 3.6, 3.8 or 5.5.

            If, in a particular Plan Year, the Company contributes an amount to a Participant's Accounts because of an erroneous forfeiture in a prior Plan Year, or because of an erroneous failure to allocate amounts in a prior Plan Year, the contribution shall not be considered an Annual Addition with respect to the Participant for that particular Plan Year, but shall be considered an Annual Addition for the Plan Year to which it relates. If the amount so contributed in the particular Plan Year takes into account actual investment gains attributable to the period subsequent to the Plan Year to which the contribution relates, the portion of the total contribution which consists of such gains shall not be considered as an Annual Addition for any Plan Year.

Section 1.6 - Bargaining Unit

            "Bargaining Unit" shall mean a bargaining unit covered by a collective bargaining agreement with the Company

                  (a) if retirement benefits were the subject of good faith bargaining with respect to such agreement, and

                  (b) if such agreement does not provide for the coverage under the Plan of Employees in such unit.

Section 1.7 - Beneficiary

            "Beneficiary" shall mean a person or trust properly designated by a Participant or former Participant to receive benefits, or such Participant's Spouse or heirs at law, as provided in Article XI.

Section 1.8 - Board

            "Board" shall mean the Board of Directors of the Company.

Section 1.9 - Break in Service Year

            "Break in Service Year" of an Employee or former Employee shall mean the three hundred and sixty-five day period

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                  (a) which begins on the later of

                        (i) the date of his last Separation from the Service, or

                        (ii) if the Employee furnishes to the Administrator such
            timely information as the Administrator may reasonably require to establish that the Employee's absence from work is for any of the following reasons or purposes, the second anniversary of the first day of his absence from work a by reason of pregnancy of the Employee,

                              b by reason of the birth of a child of the
                  Employee,

                              c by reason of the placement of a child with the
                  Employee in connection with the adoption of such child by the Employee, or

                              d for purposes of caring for such child for a
                  period beginning immediately following such birth or placement, and

                  (b) during no part of which he was an Employee or employed by a Company Affiliate.

Section 1.10 - Code

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.11 - Company; Company Affiliate

            (a) "Company" shall mean Griffin Land & Nurseries, Inc. any other company which subsequently adopts the Plan as a whole or as to any one or more divisions, in accordance with Section 15.4(c), and any successor company which continues the Plan under Section 15.4(a).

            (b) "Company Affiliate" shall mean any employer which, at the time of reference, was, with the Company, a member of a controlled group of corporations or trades or businesses under common control, or a member of an affiliated service group, as determined under regulations issued by the Secretary of the Treasury or his delegate under Code Sections 414(b), (c), (m) and 415(h) and any other entity required to be aggregated with the Company pursuant to regulations issued under Code Section 414(o).

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Section 1.12 - Compensation

            (a) "Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i), exclusive of reimbursed moving expenses to the extent that at the time of payment it is reasonable to believe that such expenses are deductible by the Participant under Code Section 217 (related to relocation expenses) and including amounts not includable in gross income by reason of Code Sections 125 (cafeteria plans), 402(e)(3)(401(k) plans), 402(h) or 403(b), but in no event greater than $160,000 (adjusted for increases in the cost of living described in Code Section 401(a)(17) and, if the Plan Year is less than twelve months, such limit shall be reduced to an amount equal to such limit multiplied by a fraction, the numerator representing the number of months in the Plan Year and the denominator of which is twelve).

            (b) The Administrator may elect for any Plan Year and solely for the purposes of Sections 1.13 and 1.14 to exclude from Compensation of Participants that part thereof deferred under Article III and under cafeteria plans.

Section 1.13 - Contribution Percentage

            (a) "Contribution Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average of the decimal numbers obtained, as to each such Participant, by dividing

                  (i) his allocations described in subsection (b), by

                  (ii) his Compensation for that Plan Year.

            (b) The allocations described in this subsection are

                  (i) allocations to his Matching Account under Section 5.3(b) (and, to the extent elected by the Administrator under Section 5.5(b), amounts credited to his Qualified Account for that Plan Year), excluding any amounts forfeited under Section 5.5(b)(vi), and

                  (ii) allocations to his Deferred Compensation Account, to the extent that the Administrator elects to take such allocations into account under Section 5.5.

            (c) For purposes of this Section, all plans required to be taken into account under Code Section 401(m)(2)(B) shall be treated as a single plan.

            (d) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) to amounts received by him for that

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portion of the Plan Year during which he was eligible to receive allocations to his Matching Account; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

Section 1.14 - Deferral Percentage

            (a) "Deferral Percentage" for a Plan Year shall mean, with respect to eligible Participants who are Highly Compensated Employees as a group and to eligible Participants who are not Highly Compensated Employees as a group, the average of the decimal numbers obtained, as to each such Participant, by dividing

                  (i) the amount, if any, credited to his Deferred Compensation Account for that Plan Year in question under this Plan and any other plans which are aggregated with this Plan under Code Section 401(k)(3)(A) (including any excess amounts described in Code Section 402(g) if he is a Highly Compensated Employee but excluding any excess amounts distributed to him pursuant to Section 16.4(b)) (and, to the extent elected by the Administrator under Section 3.8(d), amounts credited to his Qualified Account for that Plan Year), by

                  (ii) his Compensation for that Plan Year.

            (b) The Administrator may elect to limit Compensation of a Participant taken into account for purposes of subsection (a)(ii) to amounts received by him for that portion of the Plan Year during which he was eligible to defer Compensation; provided, however, that such determination shall be applied uniformly to all Participants for the year in question.

Section 1.15 - Deferred Compensation

            "Deferred Compensation" of a Participant shall mean an amount contributed by the Company to the Plan for him under Section 4.1(a).

Section 1.16 - Deferred Compensation Account

            "Deferred Compensation Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 5.1.

Section 1.17 - Direct Rollover

            "Direct Rollover" shall mean a payment by the Plan to an Eligible Retirement Plan designated by a Distributee.

Section 1.18 - Disability Retirement

            "Disability Retirement" of a Participant shall mean his Separation from the Service authorized by the Administrator upon its finding, based on competent medical evidence, that the Participant, as a result of mental or physical disease or condition, will be permanently unable to discharge his assigned duties.

Section 1.19 - Disability Retirement Date

            "Disability Retirement Date" of a Participant shall mean the date (prior to his Normal Retirement Date) fixed by the Administrator for his Disability Retirement.

Section 1.20 - Distributee

            "Distributee" shall mean a Participant or former Participant, Surviving Spouse of a Participant or former Participant, or a Spouse or former Spouse of a Participant or former Participant who is an alternate payee under a "qualified domestic relations order," as defined in Code Section 414(p).

Section 1.21 - Distribution

            "Distribution" shall mean the special distribution by Culbro Corporation, a New York corporation, of one share of Griffin Land & Nurseries, Inc. common stock, par value $0.01 per share for each share of Culbro Corporation common stock, par value $1.00 per share.

Section 1.22 - Distribution Date

            "Distribution Date" shall mean the date the Distribution is consummated.

Section 1.23 - Eligible Retirement Plan

            "Eligible Retirement Plan" shall mean an individual retirement account (described in Code Section 408(a)), an individual retirement annuity (described in Code Section 408(b)), an annuity plan (described in Code Section 403(a)), or a qualified trust (described in Code Section 401(a)), that will accept a Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Distributee who is a Surviving Spouse of a Participant or former Participant, an "Eligible Retirement Plan" shall mean only an individual retirement account or an individual retirement annuity.

Section 1.24 - Eligible Rollover Distribution

            (a) Except as provided in subsection (b), "Eligible Rollover Distribution" shall mean any distribution of all or any portion of a Participant's or former Participant's Accounts to a Distributee.

            (b) "Eligible Rollover Distribution" shall not mean any distribution

                  (i) that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary,

                  (ii) that is paid for a specified period of ten years or more,

                  (iii) that is part of a series of distributions during a calendar year to the extent that such distributions are expected to total less than $200 or a total lump sum distribution which is equal to less than $200, as described in Temp. Reg. Section 1.401(a)(31)-1T A-11,

                  (iv) to the extent such distribution is required under Code
      Section 401(a)(9), or

                  (v) to the extent such distribution is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

Section 1.25 - Employee

            "Employee" shall mean any person who renders services to the Company in the status of an employee as the term is defined in Code Section 3121(d). Except as provided in subsection 1.28(b) and Section 1.29, "Employee" shall not include leased Employees treated as Employees of the Company pursuant to Code Sections 414(n) and 414(o), employees of a Company Affiliate or independent contractors treated as Employees of the Company unless otherwise designated by the Administrator.

Section 1.26 - ERISA

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

Section 1.27 - Hardship

            (a) "Hardship" of a Participant as determined by the Administrator in its discretion on the basis of all relevant facts and circumstances and in accordance with the following nondiscriminatory and objective standards, uniformly interpreted and consistently applied, and without regard to the existence of other resources which are reasonably available to the Participant in question, shall mean any one or more of the following:

                  (i) Unreimbursed expenses for medical care described in Code
      Section 213(d) previously incurred by him, his spouse, or his dependent

      (as described in Code Section 152) or necessary for him, his spouse or his dependent to obtain medical care.

                  (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for him.

                  (iii) Payment of tuition and related educational fees for the next twelve months of post-secondary education for him, his spouse, children, or his dependents (as so described).

                  (iv) Payments necessary to prevent his eviction from his principal residence, or foreclosure on the mortgage of his principal residence.

                  (v) Any other event identified by the Commissioner of Internal Revenue in revenue rulings, notices and/or other documents of general applicability for inclusion in the foregoing list.

            (b) A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable by the Participant or voluntarily incurred by him.

Section 1.28 - Highly Compensated Employee

            (a) For any current Plan Year, a "Highly Compensated Employee" shall mean any Employee who

                  (i) in the previous Plan Year

                        a was a five percent owner of the Company or a Company
            Affiliate (within the meaning of Code Section 416(i)(1)) at any time during the Plan Year,

                        b had Statutory Compensation in excess of $80,000
            (adjusted at the same time and in the same manner as under Code
            Section 415(d), except that the base period shall be the calendar quarter ending September 30, 1996), and

                        c if the Company elects, was in the group consisting of
            the top twenty percent of Employees when ranked by Statutory Compensation for the Plan Year in question,

                  (ii) in the current Plan Year was a five percent owner of the Company or a Company Affiliate (within the meaning of Code Section 416(i)(1)) at any time during the Plan Year, and any former Employee, who during the Plan Year in which he separated from the Service or during any Plan Year ending on or after his fifty-fifth birthday, was described in paragraph (i) or (ii).

            (b) For purposes of this Section, "Statutory Compensation" shall include Compensation deferral amounts and other amounts required to be taken into account pursuant to Code Section 414(q)(4), and "Employee" shall include leased Employees treated as Employees of the Company pursuant to Code Section 414(n) or 414(o) and shall include Employees of a Company Affiliate, but shall not include Employees on a leave of absence throughout the Plan Year, or Employees who receive Statutory Compensation for the Plan Year in an amount less than 50% of such Employee's average annual compensation for the three consecutive calendar years preceding the Plan Year during which such Employee received the greatest amount of Statutory Compensation.

Section 1.29 - Hour of Service

            (a) "Hour of Service" of an Employee (including a leased Employee pursuant to Code Sections 414(n) and (o)) shall mean the following:

                  (i) Each hour for which he is paid or entitled to payment by the Company or a Company Affiliate for the performance of services.

                  (ii) Each hour in or attributable to a period of time during which he performs no duties (irrespective of whether he has had a Separation from the Service) due to a vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or a leave of absence for which he is so paid or so entitled to payment by the Company or a Company Affiliate, whether direct or indirect; provided, however, that no such hours shall be credited to an Employee if attributable to payments made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws or to a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

                  (iii) Each hour for which he is entitled to back pay, irrespective of mitigation of damages, whether awarded or agreed to by the Company or a Company Affiliate.

            (b) Hours of Service under subsections (a)(ii) and (a)(iii) shall be calculated in accordance with 29 C.F.R. ss. 2530.200b-2(b). Each Hour of Service shall be attributed to the Plan Year or initial eligibility year in which it occurs except to the extent that the Company, in accordance with 29 C.F.R. ss. 2530.200b-2(c), credits such Hour to another computation period under a reasonable method consistently applied.

            (c) The Hours of Service of an Employee occurring prior to the Distribution Date shall be determined by the Administrator from reasonably accessible records by means of appropriate calculations and approximations or, if such records are insufficient to make an appropriate determination, by reasonable estimation.

            (d) For purposes of Section 1.45, an Hour of Service of any Employee who completes an Hour of Service as an Employee on the date immediately prior to Distribution Date and who becomes an Employee of the Company on or prior to December 31, 1998 shall also include each hour prior to such date that would be described in subsection (a) above if the phrase "Culbro Corporation and its affiliates under Code Sections 414(b), (c), (m), (o) and 414(h)" were substituted in lieu of "the Company or a Company Affiliate" in each instance where such phrase appears.

Section 1.30 - Investment Fund

            "Investment Fund" shall mean one of the investment funds of the Trust Fund which is authorized by the Administrator at the time of reference.

Section 1.31 - Leveling Method

            "Leveling Method" shall mean the method of determining the excess amounts under Section 3.8(a), 3.8(b) or 5.5(a) under which the actual deferral ratio or the actual contribution ratio, as applicable, of the Highly Compensated Employee with the highest dollar amount of deferrals or contributions, as applicable, shall be reduced to the extent required to enable the Plan to satisfy Section 3.8(a) or 3.8(b) or Section 5.5(a) or to cause such Highly Compensated Employee's deferrals or contributions, as applicable, to equal the deferrals or contributions of the Highly Compensated Employee with the next highest dollar amount of deferrals or contributions, as applicable, or such other method which is permitted under Code Section 401(k)(8)(C). This process shall be repeated until Section 3.8(a), 3.8(b) or Section 5.5(a) is satisfied.

Section 1.32 - Matching Account

            "Matching Account" of a Participant shall mean his individual account established in accordance with Section 5.2(a).

Section 1.33 - Military Leave

            Any Employee who leaves the Company or a Company Affiliate directly to perform service in the Armed Forces of the United States or in the United States Public Health Service under conditions entitling him to reemployment rights, as provided in the laws of the United States, shall, solely for purposes of the Plan and irrespective of whether he is compensated by the Company or a Company Affiliate during such period of service, be on Military Leave. An Employee's Military Leave shall expire if such Employee voluntarily resigns from the Company or such Company Affiliate during such period of service or if he fails to make application for reemployment within the period specified by such laws for the preservation of his reemployment rights. For purposes of computing an Employee's Service, no more than 365 days of Service shall be credited for any Military Leave except as required by Treas. Reg. ss. 1.410(a)-7(b)(6)(iii).

Section 1.34 - Normal Retirement

            "Normal Retirement" of a Participant shall mean his Separation from the Service upon his Normal Retirement Date, or after such date (except by death) as permitted under Article X.

Section 1.35 - Normal Retirement Date

            "Normal Retirement Date" of a Participant shall mean the later of

                  (a) the first day of the calendar month coincident with or next following his sixty-fifth birthday, or

                  (b) the fifth anniversary of the date he commences participation in the Plan.

Section 1.36 - Participant

            "Participant" shall mean any person included in the Plan as provided in Article II.

Section 1.37 - Payday

            "Payday" of a Participant shall mean the regular and recurring established day for payment of Compensation to Employees in his classification or position.

Section 1.38 - Plan

            "Plan" shall mean the Griffin Land & Nurseries, Inc. 401(k) Savings Plan.

Section 1.39 - Plan Representative

            "Plan Representative" shall mean any person or persons designated by the Administrator to function in accordance with the Rules of the Plan.

Section 1.40 - Plan Year

            "Plan Year" shall be the twelve consecutive month period commencing on January 1 and ending on December 31, except that the first "Plan Year" shall be the period from the Distribution Date through December 31, 1997.

Section 1.41 - Qualified Account

            "Qualified Account" of a Participant shall mean his individual account in the Trust Fund, if any, established in accordance with Section 5.2(b), pursuant to Sections 3.7 and 3.8.

Section 1.42 - Rollover Account

            "Rollover Account" of a Participant shall mean his individual account in the Trust Fund established in accordance with Section 14.12.

Section 1.43 - Rules of the Plan

            "Rules of the Plan" shall mean the rules adopted by the Administrator pursuant to Section 14.1(a)(ii) for the administration, interpretation or application of the Plan.

Section 1.44 - Separation from the Service

            (a) "Separation from the Service" of an Employee shall mean his resignation from or discharge by the Company or a Company Affiliate, or his death, Normal or Disability Retirement but not his transfer among the Company and Company Affiliates.

            (b) A leave of absence or sick leave authorized by the Company or a Company Affiliate in accordance with established policies, a vacation period, a temporary layoff for lack of work or a Military Leave shall not constitute a Separation from the Service; provided, however, that

                  (i) continuation upon a temporary layoff for lack of work for a period in excess of twelve months shall be considered a discharge effective as of the twelve month anniversary of the date an Employee is first absent (with or without pay) due to such layoff, and

                  (ii) failure to return to work upon expiration of any leave of absence, sick leave, or vacation or within three days after recall from a temporary layoff for lack of work, or upon expiration of a Military Leave shall be considered a resignation effective as of the date of expiration of any such leave of absence, sick leave, vacation, or Military Leave.

Section 1.45 - Service

            "Service" of an Employee, expressed in days, shall mean the period of elapsed time which, or the sum of such periods each of which, is measured from

                  (a) his first Hour of Service, or his first Hour of Service following a Break in Service Year, as the case may be, to

                  (b)(i) the first day of his first subsequent Break in Service Year, or

                      (ii) the first day of the twelve month period immediately
            preceding the first day of his first subsequent Break in Service Year if the Break in Service Year occurs for the reasons described in Section 1.9(a)(ii).

Section 1.46 - Spousal Consent

            "Spousal Consent" to an election, designation or other action of a Participant, shall mean the written consent thereto of the Spouse of the Participant, witnessed by a Plan Representative or a notary public, which acknowledges the effect of such election on the rights of the Spouse, and, in the case of consent to a Beneficiary designation, with such designation not being changeable without further Spousal Consent unless the prior Spousal Consent expressly permits such changes without the necessity of further Consent. Spousal Consent shall be deemed to have been obtained if it is established to the satisfaction of the Plan Representative that it cannot actually be obtained because there is no Spouse, or because the Spouse could not be located, or because of such other circumstances as the Secretary of the Treasury by regulation may prescribe. Any Spousal Consent shall be effective only with respect to the Spouse in question.

Section 1.47 - Spouse; Surviving Spouse

            "Spouse" or "Surviving Spouse" of a Participant or former Participant shall mean the spouse to whom he was married throughout the 365-day period ending on the date of his death; provided, however, that to the extent required by a qualified domestic relations order issued in accordance with Code
Section 414(p), a former Spouse shall be treated as a Surviving Spouse.

Section 1.48 - Statutory Compensation

            "Statutory Compensation" of a Participant for any Plan Year shall mean his wages and all other payments of compensation for that Plan Year as reported on Form W-2 (currently entitled "wages, tips, other compensation") and as described in Treas. Reg. Section 1.415-2(d)(11)(i) and, effective as of January 1, 1998, including any elective deferral as defined in Code Section 402(g)(3) and any amounts not includable in gross income by reason of Code
Section 125 (cafeteria plan) or Code Section 457 (deferred compensation plan of state and local governments and tax-exempt organizations).

Section 1.49 - Trust

            "Trust" shall mean the trust established pursuant to the Trust Agreement.

Section 1.50 - Trust Agreement

            "Trust Agreement" shall mean that certain Trust Agreement Pursuant to Griffin Land & Nurseries, Inc. 401(k) Savings Plan Trust, providing for the investment and administration of the Trust Fund. By this reference, the Trust Agreement is incorporated herein.

Section 1.51 - Trust Fund

            "Trust Fund" shall mean the fund established under the Trust Agreement by contributions made by the Company and Participants pursuant to the Plan and from which any distributions under the Plan are to be made. It shall be composed of separate Investment Funds as permitted under the Rules of the Plan.

Section 1.52 - Trustee

            "Trustee" shall mean the Trustee under the Trust Agreement.

Section 1.53 - Vested

            "Vested," when used with reference to a Participant's Accounts, shall mean non-forfeitable.

Section 1.54 - Years of Vesting Service

            "Years of Vesting Service" of an Employee, measured in years and determined as of the point in time in question, shall mean 1/365th of his days of Service (ignoring any fraction in the result), excluding any days of Service before any contributions are made to his Deferred Compensation Account and before any portion of his Matching Account has become Vested and before five consecutive Break in Service Years.

                                   ARTICLE II

                                  ELIGIBILITY

Section 2.1 - Requirements for Participation

            (a) Employees of the Company on the Distribution Date who were Participants in the Culbro Companies Incorporated 401(k) Savings Plan as of the date immediately prior to the Distribution Date shall participate in this Plan as of Distribution Date.

            (b) Except as provided in subsections (c) and (d), any other person who on _______________, 1997 or on the first day of any subsequent calendar month

                  (i) is an Employee,

                  (ii) has completed 365 days of Service,

                  (iii) is not employed in a Bargaining Unit,

                  (iv) has attained his twenty-first birthday, and

                  (v) is not a non-resident alien who receives no earned income from the Company which constitutes income from sources within the United States,

shall become a Participant on such day.

            (c) Any Participant whose participation terminates shall again become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit and who is not a non-resident alien described in Section 2.1(b)(v).

            (d) A former Employee who was not an Employee on the first day of the calendar month on which he first met all other eligibility requirements shall become a Participant effective as of his first subsequent Hour of Service as an Employee in a position or classification which is not within a Bargaining Unit and who is not a non-resident alien described in Section 2.1(b)(v).

Section 2.2 - Notice of Participation

            On or before the date on which an Employee becomes a Participant, the Administrator shall give him written notice thereof.

Section 2.3 - Enrollment Form

            The Administrator shall provide an enrollment form on which the Participant should set forth

                  (a) his name, date of birth, name of Spouse and other such relevant information,

                  (b) his consent that he, his successors in interest and assigns and all persons claiming under him shall, to the extent consistent with applicable law, be bound by the statements contained therein and the provisions of the Plan and Trust Agreement as they now exist and as they may be amended from time to time, and

                  (c) his statement as to whether he elects to defer Compensation within the limits of Section 3.1, his selection of the amount of his deferral within the limits of Section 3.1, and his authorization for the Company to pay the same to the Trust Fund in accordance with
      Section 4.1

Section 2.4 - Inactive Status

            (a) A Participant who is transferred directly to a Company Affiliate or to a position or classification which is within a Bargaining Unit or who becomes a non-resident alien described in Section 2.1(b)(v) shall thereupon cease to be an Active Participant.

            (b) All provisions of the Plan shall otherwise continue to apply to such Participant, except that he shall not defer Compensation under Article III or share in allocations under Article V and Section 16.4 while he is not an Active Participant.

            (c) If such a Participant is retransferred to a position or classification with the Company which is not within a Bargaining Unit and is not a non-resident alien described in Section 2.1(b)(v), he shall thereupon again be an Active Participant, may again defer Compensation under Article III and shall share in allocations under Article V and Section 16.4.

                                   ARTICLE III

                             PARTICIPANTS' DEFERRALS

Section 3.1 - Deferral of Compensation

            Each Participant may elect, in accordance with the Rules of the Plan, to defer for any Plan Year, the lesser of

                  (a) any whole number percentage, which is not less than 1% of his Compensation nor more than a percentage which may be established by the Administrator, for each Payday after his election hereunder in such Plan Year; and

                  (b) such amount as will not cause the total of such deferrals for any calendar year to exceed the excess of $9,500 (adjusted for increases in the cost of living for such calendar year as described in Code Section 402(g)(5)) over any amounts described in Code Section 402(g)(3) for such calendar year and not deferred hereunder.

Section 3.2 - Suspension of Deferral

            A Participant may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to suspend deferral of his Compensation commencing with the first day of next calendar month subsequent to such notice.

Section 3.3 - Commencement, Resumption or
              Change of Deferred Compensation

            As permitted under the Rules of the Plan,

                  (a) a Participant in the Plan who previously declined to defer a percentage of his Compensation may, upon such prior written notice to the Administrator as is required under the Rules of the Plan, elect to commence deferral of his Compensation under Section 3.1 within the limits thereof;

                  (b) after he has suspended deferral of his Compensation under
      Section 3.2, a Participant may, upon notice to the Administrator, elect to resume deferral of his Compensation under Section 3.1 within the limits thereof; and

                  (c) a Participant may, upon prior written notice to the Administrator, elect to change his rate of deferral of his Compensation within the limits of Section 3.1.

Section 3.4 - Deposit in Trust

            A Participant's deferrals shall be transmitted to the Trustee in accordance with subsections 4.1(a) and 4.3(a) and shall be invested by the Trustee in accordance with Article VI.

Section 3.5 - Withdrawal from Deferred Compensation
              Account other than for Hardship

            The Administrator may permit a Participant to make a lump sum withdrawal from his Deferred Compensation Account in the event of

                  (a) a deferral in excess of the limitation of Section 3.1(b), in the amount of principal and interest (computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) allowed by Code Section 402(g)(2)(A)(ii),

                  (b) a deferral in excess of the limitation of Section 3.8, in the amount of principal and interest allowed by Code Section 401(k)(8) (in which case the Participant shall be deemed to notify the Administrator of such excess amounts made to the Plan and any other plans of the Company or a Company Affiliate),

                  (c) the circumstances specified in Code Section 401(k)(10), in the amount of principal and interest allowed thereunder.

See also Section 9.3.

Section 3.6 - Hardship Withdrawal from Deferred
              Compensation Account

            A Participant may make a withdrawal from his Deferred Compensation Account on account of Hardship, subject to the following requirements:

                  (a) A Participant's aggregate Hardship withdrawals shall not exceed the lesser of

                        (i) the lesser of

                              a the amount by which

                                    1 the aggregate principal amount of his
                        Deferred Compensation Account and his Qualified Account exceeds

                                    2 the unpaid amount due on his outstanding
                        loan or loans, if any under subsection (c)(i) or subsection (d)(iv), and

                              b the amount which is necessary to satisfy the
                  Hardship (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution), or

                        (ii) the amount which cannot be satisfied from other
            resources which are reasonably available to the Participant.

                  (b) Unless the Participant elects that the conditions of subsection (c) and (e) shall apply, the requirements of subsection (d) must be satisfied.

                  (c) The conditions of this subsection are:

                        (i) the Participant shall obtain all distributions
            (other than Hardship distributions), and all nontaxable loans currently available under all plans maintained by the Company or any Company Affiliate;

                        (ii) the Participant shall not be permitted to make
            further deferrals of Compensation or voluntary contributions under the Plan (or other plan (whether or not qualified) maintained by the Company or any Company Affiliate) for twelve months thereafter; and

                        (iii) the sum of the Participant's deferrals of
            Compensation under this Article (and other plans maintained by the Company or any Company Affiliate) in his taxable year in which the Hardship distribution is received and in his next taxable year shall not exceed $9,500 (as adjusted for increases in the cost of living as described in Code Section 402(g)(5)).

                  (d) To meet the requirements of this subsection the Participant must certify to the Administrator in writing that the financial need in question cannot be satisfied

                        (i) through reimbursement or compensation by insurance
            or otherwise,

                        (ii) by reasonable liquidation of the assets of himself
            or of those assets which he owns jointly or in common with his spouse, a child, or any other person (but not of property held for his spouse or child under an irrevocable trust or the Uniform Gifts to Minors Act),

                        (iii) by cessation of deferrals under this Article,

                        (iv) by other distributions or nontaxable (at the time
            of the loan) loans from plans maintained by the Company or by any other employer, or

                        (v) by borrowing from commercial sources on reasonable
            commercial terms,

      and the Administrator reasonably relies on such certification and has no actual knowledge to the contrary.

                  (e) The conditions of this subsection, if any, shall be those prescribed by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and/or other documents of general applicability, as an alternate method under which a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need.

                  (f) A Participant whose deferrals have been suspended under subsection (c) nevertheless shall be included in determinations under Sections 1.13 and 1.14 if he would otherwise be so included.

                  (g) Hardship withdrawals may not be made more frequently than at twelve month intervals.

                  (h) The Participant's remaining Deferred Compensation Account balance, or, if none, the withdrawal itself shall be reduced by the amount of any administrative expenses charged to the Trust Fund by reason of the withdrawal.

Section 3.7 - Other Withdrawals Prohibited

            Except as provided in Sections 3.5, 3.6, 3.8, 5.5, and 9.3, no distribution shall be made to any Participant from his Deferred Compensation Account, his Qualified Account or any other Account prior to his Separation from the Service.

Section 3.8 - Deferral Percentage Fail-Safe Provisions

            (a) (i) For each Plan Year, the Deferral Percentage with respect to Participants who are Highly Compensated Employees, shall be a not more than 125 percent of, or

                        b not more than two percentage points higher than, and
            not more than twice,

      the Deferral Percentage for the preceding Plan Year with respect to Participants who are not Highly Compensated Employees for the preceding Plan Year (using the definition of such term that was in effect during such preceding Plan Year), or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). The Administrator may elect to apply the current Plan Year's Deferral Percentage for the group of Participants who are not Highly Compensated Employees (using the definition of such term that was in effect during such Plan Year) rather than that of the preceding Plan Year, except that if such election is made, it may not be changed except as provided by the Secretary of the Treasury.

                  (ii) Notwithstanding paragraph (i), for the Plan Year commencing on the Distribution Date the amount taken into account as the Deferral Percentage of Participants who are not Highly Compensated Employees for the preceding Plan Year shall be

                        a 3 percent, or
                        b if the Administrator makes the election permitted by
            Section 401(k)(3)(E)(ii) of the Code, the actual Deferral Percentage of such Participants determined for such first Plan Year.

      To the extent necessary to achieve such result (and notwithstanding
      Section 4.1(a)) as of the end of each Plan Year, the Administrator shall take or cause to be taken one or more of the actions listed in subsection
      (d).

            (b) Except as provided in subsection (c), the limitations set forth in subsection (a)(ii) and Section 5.5(a)(i)(a) shall not both be utilized for any Plan Year.

            (c) The limitation of subsection (b) shall not apply

                  (i) if after the application of subsection (d)(ii), (iii),
      (iv), and (v) and Section 5.5(b)(ii) and (v) (but only to the extent necessary to meet the requirements of Section 3.8(a)(i)(b) or Section 5.5(a)(i)(a), as applicable) and before the application of paragraph (ii), the sum of the Deferral Percentage and the Contribution Percentage of Participants who are Highly Compensated Employees does not exceed the sum of the Deferral Percentage and the Contribution Percentage of Participants who are not Highly Compensated Employees for the Plan Year in question by more than two percentage points, or

                  (ii) if

                        a the limitation of paragraph (i) is exceeded, and

                        b the sum of the Deferral Percentage and the
            Contribution Percentage of Participants who are Highly Compensated Employees for such Plan Year does not exceed the greater of

                              1 the sum of

                                    A 125 percent of the greater of the Deferral
                        Percentage, or the Contribution Percentage, of Participants who are not Highly Compensated Employees for the Plan Year in question, and

                                    B that percentage which is not more than two
                        percentage points higher than, and not more than twice the lesser of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year, or

                              2 the sum of

                                    A 125 percent of the lesser of the Deferral
                        Percentage, or the Contribution Percentage, of the Participants who are not Highly Compensated Employees for the Plan Year in question, and

                                    B that percentage which is not more than two
                        percentage points higher than, and not more than twice the greater of the Deferral Percentage, or the Contribution Percentage, of such group of Participants for such Plan Year.

            (d) In order to achieve the result described in subsections (a) and
(b), the following actions shall be taken, as provided under Code Section 401(k), the regulations thereunder and the Rules of the Plan, in the order selected by the Administrator and to the extent necessary:

                  (i) The Administrator shall make the election provided in
      Section 1.12(b).

                  (ii) Amounts otherwise to be credited under Section 5.3(b) to Matching Accounts for such Plan Year shall be credited instead to Qualified Accounts of the Participants in question.

                  (iii) To the extent permitted by Code Section 401(a)(4) and Treas. Reg. ss. 1.401(k)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution to the Qualified Accounts of certain Participants which contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

                  (iv) Prior to the end of the following Plan Year, certain amounts described in Section 1.14(a) (and any income thereon earned to the date of distribution computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) for Highly Compensated Employees shall be reduced according to the Leveling Method and distributed to the Highly Compensated Employees with respect to whom the reduction is made.

            (e) The amount of any distributions under subsection (d) with respect to a Participant for a Plan Year shall be reduced by any distributions made pursuant to Section 3.5(a) previously distributed to such Participant for his taxable year ending with or within such Plan Year. The amount of any distributions under Section 3.5(a) for any taxable year of a Participant shall be reduced by amounts distributed to such Participant pursuant to subsection (d) for the Plan Year beginning with or within such taxable year.

                                   ARTICLE IV

                          CONTRIBUTIONS OF THE COMPANY

Section 4.1 - Determination of Annual Contribution

            (a) Subject to Section 16.4, for each Payday, the Company shall contribute to the Plan for each Participant an amount for his Deferred Compensation Account which is the amount of Deferred Compensation elected by such Participant under Section 3.1 or 3.3.

            (b) It is the intention of the Company to make recurring and substantial contributions to the Plan for allocation among Participants' Matching Accounts. However, the Company in its sole and absolute discretion reserves the right to fix the amount, if any, of its contribution.

Section 4.2 - Maximum Annual Contribution

            Except for contributions described in Section 14.16, the Company's contribution for any Plan Year shall not exceed the maximum amount deductible by the Company for such Plan Year under Code Section 404(a)(3)(A) and, in any event, shall be less than that amount which would initially result in an Annual Addition of any Participant which exceeds the maximum permissible amount under
Section 16.4(a).

Section 4.3 - Contribution Date

            (a) The Company's contributions

                  (i) under Section 4.1(a) shall be made as of the earliest date on which such contributions can reasonably be segregated from the general assets of the Company but not later than the 15th business day of the month following the month in which the deferral is withheld by the Company under Section 3.1 or 3.3, and

                  (ii) under Section 4.1(b) shall be made on a monthly basis, as soon as administratively practicable after the last day of each calendar month.

and shall be transmitted to the Trustee and held in the Trust Fund.

            (b) If the Company makes a contribution after the end of the Plan Year for which the contribution is made

                  (i) the Company shall notify the Trustee in writing that the contribution is made for such Plan Year,

                  (ii) the Company shall claim such payment as a deduction on its federal income tax return for its taxable year coinciding with such Plan Year, and

                  (iii) the Administrator and the Trustee shall treat the payment as a contribution by the Company to the Trust actually made on the last day of such taxable year.

                                    ARTICLE V

             PARTICIPATION IN COMPANY CONTRIBUTIONS AND FORFEITURES

Section 5.1 - Deferred Compensation Account

            The Administrator shall maintain for each Participant a Deferred Compensation Account to which shall be credited the amounts determined under
Section 4.1(a), debited amounts withdrawn under Section 3.5, 3.6 and 9.3 and to which shall be debited or credited the amounts determined under Section 7.2 and 16.4.

Section 5.2 - Matching Account; Qualified Account

            (a) The Administrator shall maintain a Matching Account for each Participant to which shall be credited the amounts allocated thereto under Sections 5.3(b) and 5.4 and to which shall be debited or credited the amounts determined under Sections 7.2 and 16.4.

            (b) The Administrator shall maintain a Qualified Account for each Participant to which shall be credited the amounts allocated thereto under Sections 3.8 and 5.4 and to which shall be debited or credited amounts determined under Sections 7.2 and 16.4.

Section 5.3 - Allocation of Company Contributions

            (a) Except as provided in Section 16.4(a), Company contributions under Section 4.1 shall be allocated as provided therein.

            (b) Except as provided in Section 16.4(a) and Section 5.5(b)(v), each Participant who deferred Compensation at any time during the Plan Year in question shall share in any Company contribution made pursuant to Section 4.1(b) as follows:

                  (i) a percentage (specified in the announcement by the Company to Participants prior to the commencement of the applicable Plan Year) of the amount of such Participant's Deferred Compensation which is less than or equal to 6% of such Participant's Compensation; and

                  (ii) a percentage (specified in the announcement by the Company to Participants prior to the commencement of the applicable Plan Year, but which is not greater than the percentage specified in subparagraph (i)) of the amount of such Participant's Deferred Compensation which is greater that 6% of such Participant's Compensation.

Section 5.4 - Allocation of Forfeitures

            Amounts forfeited in any Plan Year under Sections 11.2(a)(iii), 12.3 and 14.8 shall be applied under Section 4.1(b) to reduce the Company's contribution for such Plan Year and shall be allocated under Section 5.3(b) as if part of such contribution for such Plan Year.

Section 5.5 - Contribution Percentage Fail-Safe Provisions

            (a) (i) For each Plan Year, the Contribution Percentage with respect to Participants who are Highly Compensated Employees, shall be a not more than 125 percent of, or

                        b (to the extent allowed by regulations under Code
            Section 401(m)(9)) not more than two percentage points higher than, and not more than twice,

the Contribution Percentage for the preceding Plan Year with respect to Participants who are not Highly Compensated Employees for the preceding Plan Year (using the definition of such term that was in effect during such preceding Plan Year), or such other amount as may be required by Treasury Regulations under Code Section 401(m)(9). The Administrator may elect to apply the current Plan Year's Contribution Percentage for the group of Participants who are not Highly Compensated Employees (using the definition of such term as in effect for such Plan Year) rather than that of the preceding Plan Year, except that if such election is made, it may not be changed except as provided by the Secretary of the Treasury.

                  (ii) Notwithstanding paragraph (i), for the Plan Year commencing on the Distribution Date, the amount taken into account as the Contribution Percentage of Participants who are not Highly Compensated Employees for the preceding Plan Year shall be

                        a 3 percent, or
                        b if the Administrator so elects, the actual
            Contribution Percentage of such Participants for such first Plan
            Year.

            (b) In order to achieve the result described in subsections (a) and
(c) (and notwithstanding Sections 4.1(b), 5.3(b) and 5.4), as of the end of each Plan Year, the Administrator shall take or cause to be taken any of the following actions, in the order selected by the Administrator, (but after application of Section 3.8) and to the extent necessary:

                  (i) The Administrator shall make the election provided in
      Section 1.12(b).

                  (ii) Allocations to Deferred Compensation Accounts shall be taken into account for purposes of calculating the Contribution Percentage.

                  (iii) Amounts credited in accordance with Section 5.3(b) to Matching Accounts for such Plan Year shall instead be allocated in disproportionately higher amounts to Participants who are not Highly Compensated Employees and in disproportionately lower amounts to Participants who are Highly Compensated Employees using the same aggregate dollar amounts that would otherwise have been allocated pursuant to
      Section 5.3(b).

                  (iv) To the extent permitted by Code Section 401(a)(4) and Treas. Reg. ss. 1.401(m)-1(b)(5) (which are incorporated herein by this reference), the Company may make an additional contribution to the Qualified Accounts of certain Participants which contribution shall be allocated to Participants in inverse order of Compensation received in the Plan Year in question (lowest compensated Participant receiving the first allocation) with each Participant who receives an allocation receiving the maximum allocation permitted by Code Section 415 before any Participant with greater Compensation receives any allocation, until such contribution is fully allocated.

                  (v) Prior to the end of the following Plan Year, allocations described in Section 1.13(b) (and any income thereon earned to the date of distribution or forfeiture computed in a consistent and reasonable manner in accordance with Section 7.2 and Code Section 401(a)(4)) for Highly Compensated Employees shall be reduced according to the Leveling Method (and, with respect to matching contributions, in conformity with Treas. Reg. ss. 1.401(m)-1(e)(iv)), and, to the extent Vested, shall be distributed to Participants who are Highly Compensated Employees with respect to whom the reduction is made, and to the extent not Vested shall be forfeited and reallocated under Section 5.4 (as described in Treas. Reg. ss. 1.401(m)-1(e)) but not to Highly Compensated Employees whose allocations are reduced or forfeited under this paragraph.

            (c) If the limitation set forth in Section 3.8(a)(i)(b) is utilized for any Plan Year, the limitation of subsection (a)(ii) shall not also be used for such Plan Year, and vice versa, except as provided in Section 3.8(c).

Section 5.6 - Reemployment Rights after Qualified Military Service

            (a) Solely for purposes of this Section 5.6, the following definitions shall apply:

                  (i) "Qualified Military Service" shall mean any service in the uniformed services (as defined in chapter 43 of title 38, United States
      Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service.

                  (ii) "Compensation" shall mean

                              a Compensation the Employee would have received
                  during his period of Qualified Military Service if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Company but for absence during his period of Qualified Military Service, or

                              b if the Compensation the Employee would have
                  received during his period of Qualified Military Service was not reasonably certain, the Employee's average Compensation from the Company during the 12-month period immediately preceding the Qualified Military Service (or, if less, the period of employment immediately preceding the Qualified Military Service).

            (b) A Participant who leaves the Company as a result of Qualified Military Service and returns to employment with the Company may elect during the period described in subsection (c) to make additional deferrals to his Deferred Compensation Account under the Plan in the amount determined under subsection
(d) or such lesser amount, as elected by the Participant.

            (c) The period determined under this subsection shall be the period which begins on the date of the Employee's reemployment with the Company after his Qualified Miliary Service that extends until the lesser of

                  (i) the product of 3 and the period of Qualified Military Service, and

                  (ii) 5 years.

            (d) The amount described in this subsection is the maximum amount of deferrals to the Participant's Deferred Compensation Account that the Participant would have been permitted to make in accordance with the limitations described in subsection (f)(i) during the Participant's period of Qualified Military Service if the Participant had continued to be employed by the Company during such period and received Compensation. Proper adjustment shall be made for any contributions actually made during the Participant's period of Qualified Military Service.

            (e) If the Participant elects to make deferrals to his Deferred Compensation Account under subsection (b), the Company shall make such a matching contribution to his Matching Account with respect to such deferrals and/or contributions as would have been required under the Plan had such deferrals and/or contributions actually been made during the period of such Qualified Military Service.

            (f) If any deferral or contribution is made by a Participant or the Company pursuant to this Section,

                  (i) such deferral or contribution shall not be subject to any otherwise applicable limitation contained in Code Section 402(g), 404(a) or 415 and shall not be taken into account in applying such limitations to other deferrals, contributions or benefits under the Plan or any other plan, with respect to the Plan Year in which the deferral or contribution is made,

                  (ii) such deferral or contribution shall be subject to the limitations described in paragraph (i) with respect to the Plan Year to which the deferral or contribution relates in accordance with the rules prescribed by the Secretary of the Treasury,

                  (iii) the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(11), 401(k)(12),
      401(m), 410(b) or 416 by reason of the making of (or the right to make) such deferral or contribution.

            (g) The Company shall not credit earnings on any deferral or contribution made under this Section before such deferral or contribution is actually made.

            (h) A Participant reemployed under subsection (b) shall be treated as not incurring a Break in Service Year by reason of his period of Qualified Military Service. For purposes of calculating the Participant's Years of Vesting Service, the Participant shall be credited with an Hour of Service for each hour which would have been credited to him but for his Qualified Military Service.

                                   ARTICLE VI

                             INVESTMENT OF ACCOUNTS

Section 6.1 - Investment Options

            (a) As permitted under the Rules of the Plan and upon such prior written notice to the Administrator as is required under the Rules of the Plan, a Participant may elect

                  (i) effective upon becoming a Participant and as of the dates set forth in the Rules of the Plan, to have contributions for such Plan Year to his Accounts held and invested entirely in any one or more Investment Funds in such proportions as are permitted under the Rules of the Plan, or to change any prior such election, and/or

                  (ii) effective only as of the dates set forth in the Rules of the Plan, to have his Accounts as then stated, held and invested under any investment option or options available under paragraph (i) (which option shall be the same option elected for current contributions to his Accounts under paragraph (i)) or to change any prior such election.

            (b) As permitted under the Rules of the Plan and upon such prior written notice to the Administrator as is required under the Rules of the Plan, a Beneficiary may elect to have his Accounts held and invested under any investment option or options available under subsection (a) or to change any prior such election.

            (c) Any such election under subsection (a)(i) or subsection (b) shall remain in effect until revoked or modified by the Participant or Beneficiary, as applicable. In case Accounts are invested in more than one Investment Fund, changes in proportions due to investment results shall not require any transfer of values between Investment Funds unless the Participant or Beneficiary so elects under subsection (a)(ii) or subsection (b), as applicable.

            (d) Purchases and sales of assets in the Investment Funds as required under this Section shall be made within a reasonable time after the election made in subsection (a), and Participants' or Beneficiaries' Accounts shall be adjusted to reflect amounts actually realized or paid in such transactions.

Section 6.2 - Description of Investment Funds

            In making any investment election under Section 6.1, a Participant or Beneficiary shall acknowledge receipt from the Administrator of a description of the Investment Funds and the investment objectives thereof.

Section 6.3 - Effect of Non-Election

            If a Participant or Beneficiary fails or declines to make an election under Section 6.1, the Participant's or Beneficiary's Accounts shall be held in one or more Investment Funds as directed by the Administrator.

                                   ARTICLE VII

                    VALUATION OF THE TRUST FUND AND ACCOUNTS

Section 7.1 - Determination of Values

            As of the end of each business day, the Administrator shall determine the fair market value of each asset in each Investment Fund in compliance with the principles of Section 3(26) of ERISA and regulations issued pursuant thereto, based upon information reasonably available to it including data from, but not limited to, newspapers and financial publications of general circulation, statistical and valuation services, records of securities exchanges, appraisals by qualified persons, transactions and bona fide offers in assets of the type in question and other information customarily used in the valuation of property for purposes of the Code. The value of any real property held in the Trust Fund determined as of the end of any Plan Year shall be considered to remain unchanged until the end of the following Plan Year. With respect to securities for which there is a generally recognized market, the published selling prices on or nearest to such valuation date shall establish the fair market value of such security. Fair market value so determined shall be conclusive for all purposes of the Plan and Trust.

Section 7.2 - Allocation of Values

            The difference between the total value of the assets of each Investment Fund, as determined under Section 7.1, and the total of the Accounts therein, shall be allocated by the Administrator among such Accounts in proportion to their respective average stated values during the period since the last allocation of values hereunder, as determined under the Rules of the Plan, such values and determinations being made without taking into account deferrals of Compensation or Company contributions attributable to the period as provided under Section 7.1, ending on such valuation date or allocations of forfeitures for the Plan Year under Article V; provided, however, that gains and losses shall not be allocated with respect to amounts being held in suspense under
Section 16.4(b).

Section 7.3 - Applicability of Account Values

            The value of an Account, as determined as of a given date under this Article, plus any amounts subsequently credited thereto under Sections 5.1, 5.2, 5.3, 5.4, 5.5, 3.8, 7.2, 11.2(a)(iii), 12.3, 14.8 and 16.4 and less any amounts withdrawn under Sections 3.5, 3.6, and 9.3 or transferred to suspense under
Section 16.4(b), shall remain the value thereof for all purposes of the Plan and Trust until revalued hereunder.

                                  ARTICLE VIII

                              VESTING OF INTERESTS

Section 8.1 - Vesting of Accounts

            (a) Each Participant's interest in his Rollover Account, his Qualified Account, and his Deferred Compensation Account shall be Vested at all times.

            (b) Except as provided in Sections 8.2 and 13.3, the Vested portion of a Participant's Matching Account shall be the percentage of such Account shown on the following tables:

            Years of Vesting                 Vested
                Service                    Percentage
            ----------------               ----------

             less than 5                        0%
             5 (or more)                      100%

Section 8.2 - Additional Vesting of Accounts

            The interest of a Participant in his Matching Account shall become fully Vested upon the earliest to occur of

                  (a) his death,

                  (b) the later of his sixty-fifth birthday or the fifth anniversary of the date he commences participation in the Plan,

                  (c) his Disability Retirement Date, or

                  (d) the termination or discontinuation of the Plan under
      Section 15.1,

if he is then an affected Employee or employed by a Company Affiliate.

                                   ARTICLE IX

                     EMPLOYMENT AFTER NORMAL RETIREMENT DATE

Section 9.1 - Continuation of Employment

            (a) A Participant may, subject to subsection (b) and Section 16.3, remain in the employ of the Company or a Company Affiliate after attaining his Normal Retirement Date.

            (b) Notwithstanding subsection (a), the Company reserves the right to require a Participant to retire in accordance with Section 12(c) of the Age Discrimination in Employment Act of 1967, as amended and applicable state law.

Section 9.2 - Continuation of Participation

            A Participant retained in the employ of the Company after his Normal Retirement Date under Section 9.1 shall continue as an Active Participant herein.

Section 9.3 - Mandatory In-Service Distributions

            A Participant who is a five percent owner (as defined in Code
Section 416) with respect to the Plan Year ending in the calendar year in which the Employee attains age seventy and one half shall receive or commence the receipt of the entire amount credited to his Accounts in accordance with Section 10.3(a), (b), (c) and (d)(ii) on the April 1 following the end of the calendar year in which he attains age seventy and one half.

                                    ARTICLE X

                            BENEFITS UPON RETIREMENT

Section 10.1 - Normal or Disability Retirement

            Subject to the provisions of Section 9.1, a Participant shall retire upon his Normal or Disability Retirement Date.

Section 10.2 - Rights Upon Normal or Disability Retirement

            Upon a Participant's Normal or Disability Retirement, he shall be entitled to receive the entire amount credited to his Accounts in accordance with Section 10.3.

Section 10.3 - Distribution of Accounts

            (a) If the entire amount credited to a Participant's Accounts does not exceed $3,500 (and did not exceed such amount at the time of a prior distribution under Sections 3.5, 3.6, and 9.3), such Participant shall receive such amount in one lump sum.

            (b) If the entire amount credited to a Participant's Accounts exceeds $3,500 (or exceeded such amount at the time of a prior distribution under Section 3.5, 3.6 and 9.3), such Participant shall receive:

                  (i) Payment of such amount in one lump sum, or

                  (ii) If the Participant so elects, Payment of such amount directly from the Trust Fund (as adjusted for gains and losses), in uniform installments of at least $100 payable monthly, quarterly, semi-annually, or annually (as to which the Participant (or his Spouse, if applicable) may elect whether the recalculation rule of Code Section 401(a)(9)(D) shall apply and provided, however, that the first installment may be larger than the remaining installments) to such Participant over a period not longer than the joint and last survivor expectancy of him and his Spouse, if any, reasonably determined from the expected return multiples prescribed in Treas. Reg. ss. 1.72-9, or, if he is not married, over a period not longer than the lesser of a the joint and last survivor expectancy of him and his
            Beneficiary, reasonably determined from the expected return multiples prescribed in Treas. Reg. ss. 1.72-9, or

                        b the period determined under Proposed Treas. Reg. ss.
            1.401(a)(9)-2 A-4 which satisfies the minimum distribution incidental benefit requirement of Code Section 401(a)(9)(G),

provided, however, if such Participant fails to make such an election, his Accounts shall be distributed as provided in paragraph (i).

            (c) At any time before distribution under subsection (b) is made or commences, the Participant may elect to defer such distribution until such later date as he shall then or subsequently specify; provided, however,

                  (i) such date shall be no later than the date referred to in subsection (d)(ii) or (d)(iii), and

                  (ii) if no such date is specified, such amount shall be distributed in one lump sum on the date specified in subsection (d)(ii) or
      (d)(iii).

            (d) Distribution under subsection (a) or (b) shall be made or commence not later than the earliest to occur of

                  (i) sixty days after the end of the Plan Year in which such Normal Retirement or Disability Retirement occurs, or

                  (ii) if he is not a five percent owner (as defined in Code
      Section 416) of the Company with respect to a Plan Year ending in the calendar year in which he attains age seventy and one half, the later of a the April 1 following the calendar year in which his
            Separation from the Service occurs, or

                        b the April 1 following the calendar year in which he
            attains age seventy and one half,

                  (iii) if he is such an owner, the April 1 following the calendar year in which he attains age seventy and one half,

except as provided in subsection (c).

Section 10.4 - Determination of Value of Accounts

            (a) If a distribution is made under Section 10.3(d), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the Participant's retirement; provided, however, if the distribution is made under Section 10.3(d)(ii) or 10.3(d)(iii), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII which precedes the date specified in Section 10.3(d)(ii) or 10.3(d)(iii) by a period of not less than 30 days or such longer period as is administratively necessary.

            (b) If a distribution is made under Section 10.3(c), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the date elected by him under Section 10.3(c); provided, however, if the distribution is made under Section 10.3(c)(i), the value of the Participant's Accounts shall be determined as of the valuation date under Article VII which precedes the date specified in Section 10.3(c)(i) by a period of not less than 30 days or such longer period as is administratively necessary.

                                   ARTICLE XI

                               BENEFITS UPON DEATH

Section 11.1 - Designation of Beneficiary

            (a) Each Participant or former Participant shall have the right to designate, revoke and redesignate Beneficiaries hereunder and to direct payment of the Vested amount credited to his Accounts to such Beneficiaries.

            (b) Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with the Rules of the Plan on a form provided by the Administrator and shall be effective upon delivery to the Administrator.

            (c) A married Participant may not designate any Beneficiary other than his Spouse without obtaining Spousal Consent thereto.

Section 11.2 - Distribution on Death

            (a) Upon the death of a Participant or former Participant, the Vested amount credited to his Accounts (as determined under Section 8.2) shall be paid in one lump sum not later than ninety days following the Participant's death (or such longer reasonable period as is permitted under Treas. Reg. ss. 1.401(a)-20 A-3(b)(1)) to his then Surviving Spouse, if any, except to the extent, if any, to which such Surviving Spouse has consented under
Section 11.1(c) to the designation of other beneficiaries and otherwise, to the person or persons of highest priority who survive him by at least thirty days determined as follows:

                  (i) First, to his then surviving highest priority Beneficiary or Beneficiaries, if any.

                  (ii) Second, to his then surviving heirs at law, if any, as determined in the reasonable judgment of the Administrator under the laws governing succession to personal property of the last jurisdiction in which the Participant was a resident.

                  (iii) Third, to Participants in the Plan to the Plan to be applied to reduce the Company's contribution under Section 4.1(b).

            (b) Members of a class shall cease to be entitled to benefits upon the earlier of the Administrator's determination that no members of such class exist or the Administrator's failure to locate any members of such class, after making reasonable efforts to do so, within one year after the members of that class became entitled to benefits hereunder had members existed.

            (c) If payment has commenced prior to the Participant's death, payment of the Participant's Accounts shall be made in such manner that the remaining interest is distributed at least as rapidly as under the method being used as of the date of the Participant's death.

Section 11.3 - Determination of Value of Accounts

            For purposes of this Article, the value of a Participant's Accounts shall be that determined as of the valuation date under Article VII next following the date of the death of the Participant unless the distribution occurs prior to the next following valuation date, in which case, such value shall be determined as of the valuation date under Article VII which precedes the distribution date by a period of not less than 30 days or such longer period as is administratively necessary.

                                   ARTICLE XII

                     BENEFITS UPON RESIGNATION OR DISCHARGE

Section 12.1 - Distributions on Resignation or Discharge

            A Participant who has a Separation from the Service due to resignation or discharge shall receive,

                  (a) if the Vested amount credited to his Accounts does not exceed $3,500 (and did not exceed such amount at the time of a prior distribution under Sections 3.5 and 3.6), such amount in one lump sum not later than six months after the end of the Plan Year in which such Separation from the Service occurs, or, if earlier, within sixty days after the end of the Plan Year in which his sixty-fifth birthday occurs, or

                  (b) if the Vested amount credited to his Accounts exceeds $3,500 (or exceeded such amount at the time of a prior distribution under Sections 3.5 and 3.6), such amount in one lump sum payable on such date as he shall at any time elect in writing in accordance with Code Section 411(a)(11) and the Rules of the Plan, but not earlier than the earliest date described in subsection (a) and not later than the April 1 following the calendar year of his attainment of age seventy and one half.

Section 12.2 - Determination of Value of Accounts

            (a) If a distribution is made under Section 12.1(a), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the Participant's Separation from the Service.

            (b) If a distribution is made under Section 12.1(b), the value of the Participant's Accounts shall be determined as of the valuation date under
Article VII next following the date elected by him under Section 12.1(b); provided, however, if the date elected by the Participant is the April 1 following the calendar year of his attainment of age seventy and one half, the value of his Accounts shall be determined as of the valuation date under Article VII which precedes such date by a period of not less than 30 days or such longer period as is administratively necessary.

Section 12.3 - Forfeitures

            (a) If a Participant has a Separation from the Service due to resignation or discharge, the portion of his Matching Account which is not Vested shall be forfeited upon the earlier of his receipt of his distribution under this Article or his completion of five consecutive Break in Service Years. Pending application under Section 5.4, forfeitures shall be held in suspense and shall not be commingled with amounts held in suspense under Section 16.4.

            (b) If a Participant has a Separation from the Service prior to becoming Vested in any portion of his Matching Account under Section 8.1, a distribution shall be deemed to have occurred upon such Separation from the Service for purposes of subsection (a).

Section 12.4 - Restoration of Forfeitures

            If a Participant whose Matching Account is not then fully Vested

                  (a) has a Separation from the Service,

                  (b) suffers a forfeiture under Section 12.3 of the portion of such Account which is not Vested,

                  (c) again becomes an Employee or employed by a Company Affiliate before he has five consecutive Break in Service Years, and

                  (d) repays to the Plan the full amount, if any, distributed to him from such Account before the end of five consecutive Break in Service Years commencing after his distribution, or, if earlier, the fifth anniversary of his reemployment, then the amount forfeited under Section 12.3 by such Participant shall be restored to his Matching Account, applying forfeitures pending application and Company contributions, in that order, as necessary.

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS

Section 13.1 - Top-Heavy Determination

            (a) Solely in the event that this Plan ever becomes Top-Heavy, as defined herein, the provisions of this Article shall apply.

            (b) Solely for the purposes of this Article, the following definitions shall be used:

                  (i) "Aggregation Group" shall mean

                        a each plan of the Company or a Company Affiliate in
            which a Key Employee is a Participant (including any such plan which has been terminated if such plan was maintained by the Company or Company Affiliate within the last five years ending on the Determination Date for the Plan Year in question), and

                        b each other plan of the Company or a Company Affiliate
            which enables any plan described in paragraph a to meet the requirements of Code Section 401(a)(4) or 410.

                  (ii) "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

                  (iii) "Controlled Group Employee" shall mean any person who renders services to the Company or a Company Affiliate in the status of an employee as the term is defined in Code Section 3121(d).

                  (iv) "Key Employee" shall mean a Controlled Group Employee, a former Controlled Group Employee or the Beneficiary of a former Controlled

      Group Employee, if, in the Plan Year containing the Determination Date or in any of the four preceding Plan Years, such Controlled Group Employee or former Controlled Group Employee is or was a an officer of the Company or a Company Affiliate whose
            Statutory Compensation for the Plan Year in question exceeds fifty percent of the amount in effect under Code Section 415(b)(1)(A) (not more than fifty Controlled Group Employees or, if less, the greater of three Controlled Group Employees or ten percent of the Controlled Group Employees shall be treated as officers),

                        b one of the ten Controlled Group Employees owning (or
            considered as owning within the meaning of Code Section 318) both the largest interest in the Company or a Company Affiliate and more than one-half of one percent interest therein and whose Statutory Compensation for the Plan Year in question equals or exceeds the amount in effect under Code Section 415(c)(1)(A); provided, however, if two Controlled Group Employees have the same interest in the Company or a Company Affiliate, the Controlled Group Employee with the greater Statutory Compensation for such Plan Year shall be treated as having the larger interest,

                        c a five percent owner (within the meaning of Code
            Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate or a one percent owner (within the meaning of Code Section 416(i)(1)(B) and (C)) of the Company or a Company Affiliate whose Statutory Compensation for the Plan Year in question exceeds $150,000.

                  (v) "Non-Key Employee" shall mean any Controlled Group Employee who is not a Key Employee.

                  (vi) The Plan shall be Top-Heavy if, as of any Determination Date, the aggregate of the Accounts of Key Employees under all plans in the Aggregation Group (or under this Plan and such other plans as the Company elects to take into account under Code Section 416(g)(2)(A)(ii)) exceeds sixty percent of the aggregate of the Accounts for all Key Employees and Non-Key Employees. In making this calculation as of a Determination Date, a each Account balance as of the most recent valuation
            date occurring within the Plan Year which includes the Determination Date shall be determined,
                        b an adjustment for contributions due as of the
            Determination Date shall be determined,

                        c the Account balance of any Controlled Group Employee
            or former Controlled Group Employee shall be increased by the aggregate distributions made during the five-year period ending on the Determination Date with respect to such Controlled Group Employee or former Controlled Group Employee,

                        d the Account balance of

                              1 any Non-Key Employee who was a Key Employee for
                  any prior Plan Year, and

                              2 any former Controlled Group Employee who
                  performed no services for the Company or a Company Affiliate during the five-year period ending on the Determination Date shall be ignored, and

                        e if there have been any rollovers to or from any
            Account, the balance of such Account shall be adjusted, as required by Code Section 416(g)(4)(A).

Notwithstanding the foregoing, this Plan shall be Top-Heavy if, as of any Determination Date, it is required by Code Section 416(g) to be included in an Aggregation Group which is determined to be a Top-Heavy Group.

                  (vii) "Top-Heavy Group" shall mean any Aggregation Group if, as of the Determination Date, the sum of

                        a the present value of the cumulative accrued benefits
            for all Key Employees under all defined benefit plans in such Aggregation Group, and

                        b the aggregate of the accounts of all Key Employees
            under all defined contribution plans in such Aggregation Group exceeds sixty percent of a similar sum determined for all Key Employees and Non-Key Employees.

                  (viii) "Statutory Compensation" shall have the meaning set forth in Section 1.28(b).

Section 13.2 - Minimum Benefits

            (a) For any Plan Year in which the Plan is Top-Heavy, the total allocation to the Qualified Account and Matching Account of any Employee who is a Non-Key Employee at the end of such Plan Year and is

                  (i) entitled to an allocation to such Account under Section 5.3, or

                  (ii) not entitled to an allocation under such Section solely because he did not elect to defer Compensation under Section 3.1 or 3.3 of the Plan,

shall not be less than that determined under subsection (b).

            (b) The allocation determined under this subsection shall be a percentage of the Statutory Compensation of such Non-Key Employee which is not less than the lesser of

                  (i) three percent, or

                  (ii) that percentage reflecting the ratio of

                        a the allocations under Sections 5.3 and 5.4 to

                        b Statutory Compensation (not in excess of the limit in
            effect under Code Section 401(a)(17) as adjusted for increases in the cost of living)

      for the Key Employee with respect to whom such ratio is highest for such Plan Year.

            (c) An Employee described in subsection (a)(ii) shall be treated as a Participant hereunder.

Section 13.3 - Vesting

            (a) For any Plan Year in which the Plan is Top-Heavy, the Vested percentage of the Matching Account of each Participant who completes an Hour of Service in such Plan Year shall be the percentage of such Account shown on the following table:

                Years of                       Vested
            Vesting Service                  Percentage
            ---------------                  ----------

            less than 2                           0%
                      2                          20%
                      3                          40%
                      4                          60%
                      5 (or more)               100%

            (b) The Vested percentage of a Participant's Matching Account shall be not less than the Vested percentage determined as of the last day of the last Plan Year in which the Plan was not Top-Heavy.

            (c) For any Plan Year in which the Plan is not Top-Heavy which follows one or more Plan Years for which the Plan has been Top-Heavy, Article VIII shall again become applicable as an amendment to the Plan; thus, each Participant who has had his Vested percentage computed under subsection (a) and who has completed at least three Years of Vesting Service shall be permitted to elect to have his Vested percentage computed in accordance with subsection (a) for such Plan Year and any subsequent Plan Year in which the Plan is no longer Top-Heavy. Such Participant may make such election within an election period beginning no later than the first day of the first Plan Year in which the Plan is no longer Top-Heavy and ending no later than the later of

                  (i) the sixtieth day of such Plan Year, or

                  (ii) a date which is sixty days after the day the Participant is issued written notice of his right to make such election by the Administrator.

Section 13.4 - Limitation on Benefits

            For any Plan Year in which the Plan is Top-Heavy,

                  (a) the denominator of both the defined benefit plan fraction and the defined contribution plan fraction set forth in Code Sections 415(e)(2)(B) and 415(e)(3)(B), respectively, shall be adjusted by substituting 1.0 for 1.25, and

                  (b) the numerator of the "transition fraction" described in Code Section 415(e)(6)(B)(i) shall be calculated by substituting $41,500 for $51,875,

but only to the extent required by Code Section 416(h).

                                   ARTICLE XIV

                            ADMINISTRATIVE PROVISIONS

Section 14.1 - Duties and Powers of the Administrator

            (a) The Administrator shall administer the Plan in accordance with the Plan and ERISA and shall have full discretionary power and authority:

                  (i) To engage actuaries, attorneys, accountants, appraisers, brokers, consultants, administrators, physicians or other firms or persons and (with its officers, directors and Employees) to rely upon the reports, advice, opinions or valuations of any such persons except as required by law;

                  (ii) To adopt Rules of the Plan that are not inconsistent with the Plan or applicable law and to amend or revoke any such rules;

                  (iii) To construe the Plan and the Rules of the Plan;

                  (iv) To determine questions of eligibility and vesting of Participants;

                  (v) To determine entitlement to allocations of contributions and forfeitures and to distributions of Participants, former Participants, Beneficiaries, and all other persons;

                  (vi) To make findings of fact as necessary to make any determinations and decisions in the exercise of such discretionary power and authority;

                  (vii) To appoint claims and review officials to conduct claims procedures as provided in Section 14.6; and

                  (viii) To delegate any power or duty to any firm or person engaged under paragraph (i) or to any other person or persons.

            (b) Every finding, decision, and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties, except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

Section 14.2 - Expenses of Administration

            (a) The Company shall indemnify and hold each Employee functioning under Section 14.1(a) or person serving on an investment committee established in accordance with the Trust Agreement harmless from all claims, liabilities and costs (including reasonable attorneys' fees) arising out of the good faith performance of his functions hereunder.

            (b) The Company may obtain and provide for any such Employee and investment committee member described in subsection (a), at the Company's expense, liability insurance against liabilities imposed on him by law.

            (c) The Plan shall pay reasonable administrative expenses of the Plan, including, but not limited to, expenses of any such Employee and investment committee member described in subsection (a) and legal fees incurred for services related to the administration of the Plan (including the amending of the Plan); provided, however, that the Company may elect, in its sole and absolute discretion, to pay such administrative expenses from its own assets.

Section 14.3 - Payments

            In the event any amount becomes payable under the Plan to a minor or a person who, in the sole judgment of the Administrator, is considered by reason of physical or mental condition to be unable to give a valid receipt therefor, the Administrator may direct that such payment be made to any person found by the Administrator, in its sole judgment, to have assumed the care of such minor or other person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Trustee, the Administrator and the Company and their officers, directors, employees, owners, agents and representatives.

Section 14.4 - Statement to Participants

            Within one hundred eighty days after the end of each Plan Year, the Administrator shall furnish to each Participant a statement setting forth the value of his Accounts and the Vested percentage thereof and such other information as the Administrator shall deem advisable to furnish.

Section 14.5 - Inspection of Records

            Copies of the Plan and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by such Participant or such Participant's duly authorized representatives at any reasonable business hour at the principal office of the Company, any Company work site at which at least fifty Employees regularly perform services and such other locations as the Secretary of Labor may require.

Section 14.6 - Claims Procedure

            (a) A claim by a Participant, former Participant, Beneficiary or any other person shall be presented to the claims official appointed by the Administrator in writing within the maximum time permitted by law or under the regulations promulgated by the Secretary of Labor or his delegate pertaining to claims procedures.

            (b) The claims official shall, within a reasonable time, consider the claim and shall issue his determination thereon in writing.

            (c) If the claim is granted, the appropriate distribution or payment shall be made from the Trust Fund or by the Company.

            (d) If the claim is wholly or partially denied, the claims official shall, within ninety days (or such longer period as may be reasonably necessary), provide the claimant with written notice of such denial, setting forth, in a manner calculated to be understood by the claimant

                  (i) the specific reason or reasons for such denial,

                  (ii) specific references to pertinent Plan provisions on which the denial is based,

                  (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

                  (iv) an explanation of the Plan's claim review procedure.

            (e) The Administrator shall provide each claimant with a reasonable opportunity to appeal the claims official's denial of a claim to a review official (appointed by the Administrator in writing) for a full and fair review. The claimant or his duly authorized representative

                  (i) may request a review upon written application to the review official (which shall be filed with it),

                  (ii) may review pertinent documents, and

                  (iii) may submit issues and comments in writing.

            (f) The review official may establish such time limits within which a claimant may request review of a denied claim as are reasonable in relation to the nature of the benefit which is the subject of the claim and to other attendant circumstances but which, in no event, shall be less than sixty days after receipt by the claimant of written notice of denial of his claim.

            (g) The decision by the review official upon review of a claim shall be made not later than sixty days after his receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty days after receipt of such request for review.

            (h) The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific references to the pertinent Plan provisions on which the decision is based.

            (i) The claims official and the review official shall have full discretionary power and authority to construe the Plan and the Rules of the Plan, to determine questions of eligibility, vesting and entitlements and to make findings of fact as under Section 14.1 and, to the extent permitted by law, the decision of the claims official (if no review is properly requested) or the decision of the review official on review, as the case may be, shall be final and binding on all parties except to the extent found by a court of competent jurisdiction to constitute an abuse of discretion.

Section 14.7 - Conflicting Claims

            If the Administrator is confronted with conflicting claims concerning a Participant's Accounts, the Administrator may interplead the claimants in an action at law, or in an arbitration conducted in accordance with the rules of the American Arbitration Association, as the Administrator shall elect in its sole discretion, and in either case, the attorneys' fees, expenses and costs reasonably incurred by the Administrator in such proceeding shall be paid from the Participant's Accounts.

Section 14.8 - Effect of Delay or Failure to Ascertain
               Amount Distributable or to Locate Distributee

            (a) If an amount payable under Article X, XI or XII cannot be ascertained or the person to whom it is payable has not been ascertained or located within the stated time limits and reasonable efforts to do so have been made, then distribution shall be made not later than sixty days after such amount is determined or such person is ascertained or located, or as prescribed in subsection (b).

            (b) If, within one year after a Participant has a Separation from the Service, the Administrator, in the exercise of due diligence, has failed to locate him (or if such Separation from the Service is by reason of his death, has failed to locate the person entitled to his Vested Accounts under Section 11.2), his entire distributable interest in the Plan shall be applied to reduce the Company's contribution under Section 4.1(b); provided, however, that if the Participant (or in the case of his death, the person entitled thereto under Section 11.2) makes proper claim therefor under Section 14.6, the amount so forfeited shall be restored to the Participant's Account or Accounts, as the case may be, applying forfeitures pending application, Company contributions and unallocated earnings and gains of the Trust Fund, in that order, as necessary.

Section 14.9 - Service of Process

            The Secretary of the Company is hereby designated as agent of the Plan for the service of legal process.

Section 14.10 - Limitations Upon Powers of the Administrator

            The Plan shall not be operated so as to discriminate in favor of Highly Compensated Employees. The Plan shall be uniformly and consistently interpreted and applied with regard to all Participants in similar circumstances. The Plan shall be administered, interpreted and applied fairly and equitably and in accordance with the specified purposes of the Plan.

Section 14.11 - Effect of Administrator Action

            Except as provided in Section 14.6, all actions taken and all determinations made by the Administrator in good faith shall be final and binding upon all Participants, the Trustee and any person interested in the Plan or Trust Fund.

Section 14.12 - Contributions to Rollover Accounts

            (a) A Participant may make a contribution to his Rollover Account if such contribution meets the requirements of this Section and is in accordance with the Rules of the Plan.

            (b) Such contribution will meet the requirements of this Section if

                  (i) it is made by the Participant to the Trust in cash in a lump sum not later than two months after his admission or re-admission to the Plan, and

                  (ii) the amount contributed by the Participant consists of a  an Eligible Rollover Distribution as defined in Code
            Section 402(c)(4) from

                              1  a qualified trust meeting the requirements of
                  Code Section 402(c)(8), or

                              2  an employee annuity plan meeting the
                  requirements of Code Section 403(a)(1), or

                        b  a tax-free rollover distribution from an individual
            retirement account or an individual retirement annuity which in turn consisted entirely of an Eligible Rollover Distribution (as defined in Code Section 402(c)(4) from a qualified trust under Code Section 401(a) or an annuity plan under which the Participant was an employee within the meaning of Code Section 401(c)(1) at the time contributions were made on his behalf under the Plan) together with any earnings thereon, and which otherwise meets the requirements of Code Section 408(d)(3).

            (c) In addition, such contribution will meet the requirements of this Section if

                  (i) the contribution is made within sixty days following the day on which the Participant received the distribution from a qualified trust, annuity plan or individual retirement account or annuity,

                  (ii) such distribution was in the form of money, and

                  (iii) such distribution constituted an Eligible Rollover Distribution within the meaning of Code Section 402(c)(4), no part of which consists of employee contributions.

            (d) The Administrator may require the Participant to supply information sufficient to determine if his contribution meets the requirements of this Section. If the Administrator determines that such contribution does not meet the requirements of this Section, the contribution shall not be permitted.

            (e) The Plan will also accept the direct transfer from a plan qualified under Code Section 401(a) of an amount which if paid to the Participant instead of the Plan would have constituted an Eligible Rollover Distribution within the meaning of Code Section 402(c)(4). Such a plan-to-plan transfer must be received by the Trustee within two months after the Participant's admission or re-admission to the Plan. The transferred amount shall be credited to the Participant's Rollover Account.

            (f) If the Administrator accepts a contribution or transfer pursuant to this Section and later determines that it was improper to do so, in whole or in part, the Plan shall refund the necessary amount to the Participant.

Section 14.13 - Direct Rollovers

            Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Administrator under the Rules of the Plan, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan designated by the Distributee in a Direct Rollover.

Section 14.14 - Loans to Participants or Former
                Participants, Spouses or Beneficiaries

            (a) A Participant, former Participant, Spouse or Beneficiary ("Borrower") may borrow against his Deferred Compensation Account, and/or his Matching Account, and/or his Qualified Account and/or his Rollover Account with the approval of the Administrator in accordance with the provisions of subsection (b).

            (b) The Administrator shall establish by Rules of the Plan the requirements for loans from the Trust Fund and conditions therefor. Such Rules of the Plan shall be consistent with the following requirements:

                  (i) The Borrower must be a "party in interest" within the meaning of ERISA Section 3(14) on the date the loan is made.

                  (ii) Loans shall not be made available to an individual who is an owner-employee (as defined in Code Section 401(c)(3)) of the Company or a Company Affiliate or a shareholder-employee (as defined in Code Section 1379(d)) of the Company or a Company Affiliate or a member of the family (as defined in Code Section 267(c)(4)) of an owner-employee or shareholder- employee.

                  (iii) The minimum amount which a Borrower may borrow at any one time under this Section is $1,000.00.

                  (iv) The maximum amount which a Borrower may borrow from the Trust Fund shall be an amount which when added to the outstanding balance of all other loans from the Plan and from other qualified plans of the Company or a Company Affiliate does not exceed the lesser of a  $50,000 reduced by the excess (if any) of

                              1  the highest outstanding balance of loans from
                  the Plan during the one year period ending on the day before the date on which the loan is made, over

                              2  the outstanding balance of loans from the Plan
                  on the date on which such loan was made; or

                        b  half of his Vested interest in all of his Accounts.

                  (v) Loans shall not be made to a Borrower under this Section more frequently than at twelve-month intervals.

                  (vi) Such loans must be available to all Borrowers on a reasonably equivalent basis.

                  (vii) The Vested percentage of a Borrower's Deferred Compensation Account, Matching Account, Qualified Account and Rollover Account which is made available for borrowing shall not be higher for Participants or former Participants who are Highly Compensated Employees, officers or shareholders than for other Borrowers.

                  (viii) Such loans shall be made upon promissory notes providing for substantially level amortization (with regular payments by payroll deduction each Payday for a Participant or by direct payments if the Participant does not have a sufficient paycheck on any Payday). A former Participant, Spouse or Beneficiary shall make arrangements for regular direct payments on such loans with the Administrator as provided in the Rules of the Plan.

                  (ix) Each such loan shall be secured by the lesser of the amount of the loan or half of the Vested interest in the Borrower's Accounts, including any such portion of a Borrower's Accounts which is credited after the date of the loan. For purposes of Articles X, XI and XII, the distributable balance of such Accounts shall be reduced by the unpaid balance of the loan secured by such Accounts.

                  (x) Each such loan shall bear a reasonable interest rate, which shall be commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. The Administrator may adopt a national or regional rate of interest for this purpose.

                  (xi) Each such loan shall be repaid within five years unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used as a principal residence of the Borrower.

                  (xii) The promissory note on any such loan shall be an investment of the affected Accounts of the Borrower receiving such loan and not an investment of the Trust Fund generally.

Section 14.15 - Distributions Pursuant to
                Qualified Domestic Relations Orders

            Notwithstanding any other provision of the Plan to the contrary, upon receipt by the Administrator of a domestic relations order, as defined in Code Section 414(p), which, but for the time of required payment to the alternate payee, would be a qualified domestic relations order as defined in Code Section 414(p), the amount awarded to the alternate payee shall promptly be paid in the manner specified in such order; provided, however, that no such distribution shall be made prior to the Participant's Separation from the Service if such distribution could adversely affect the qualified status of the Plan.

Section 14.16 - Correction of Administrative Error;
                Special Contribution

            Notwithstanding any other provision of the Plan to the contrary, the Administrator shall take any and all appropriate actions to correct errors in the administration of the Plan, including, without limitation, errors in the allocation of contributions, forfeitures, and income, expenses, gains and losses to the Accounts of the Participants or Beneficiaries under the Plan. Such corrective actions may include debiting or crediting a Participant's or Beneficiary's Accounts or allocating special contributions made by the Company to the Plan for purposes of correcting any failure to make contributions on a timely basis or properly allocate contributions, forfeitures, or income, expenses, gains and losses. The Administrator shall determine the amount of any such special contributions required to be made by the Company, which may be made in such approximate amounts as the Administrator, acting in its sole discretion, shall determine. In no event shall any corrective action taken by the Administrator under this Section reduce any Participant's or Beneficiary's accrued benefit in violation of Section 411(d)(6) of the Code and the Treasury Regulations thereunder.

                                   ARTICLE XV

                          TERMINATION, DISCONTINUANCE,
                       AMENDMENT, MERGER, ADOPTION OF PLAN

Section 15.1 - Termination of Plan; Discontinuance
               of Contributions

            (a) The Plan is intended as a permanent program but the Board shall have the right at any time to declare the Plan terminated completely as to the Company or as to any division, facility or other operational unit thereof. Discharge or layoff of Employees of the Company or any unit thereof without such a declaration shall not result in a termination or partial termination of the Plan except to the extent required by law. In the event of any termination or partial termination:

                  (i) An allocation of amounts being held under Section 16.4(b) shall be made in accordance with Section 16.4(c).

                  (ii) For each Participant who is then an affected Employee or employed by a Company Affiliate with respect to whom the Plan is terminated or partially terminated, the interest in his Matching Account, including his interest in the forfeitures then held in suspense under
      Section 12.3 (which shall be applied under Section 5.4), shall become fully Vested.

                  (iii) The Administrator shall direct the Trustee to liquidate the necessary portion of the Trust Fund and distribute it, less, to the extent permitted by law, a proportionate share of the expenses of termination, to the persons entitled thereto in proportion to their Accounts.

                  (iv) Provided that the Company or a Company Affiliate does not maintain another defined contribution plan other than an employee stock ownership plan (as defined in Code Section 4975(e)(7)), such distributions shall be made in the manner prescribed by Section 12.1(a), assuming for such purpose that each person entitled to a distribution under the Plan is a Participant who has had a Separation from the Service due to resignation or discharge on the date of termination.

            (b) The Board shall have the right at any time to discontinue contributions to the Plan completely as to the Company or as to any division, facility or other operational unit thereof. In the event of complete discontinuance of contributions to the Plan, the Plan and Trust shall otherwise remain in full force and effect except that all Matching Accounts shall thereupon become fully Vested.

Section 15.2 - Amendment of Plan

            As limited in Section 15.1 of the Plan and Section 7.02 of the Trust Agreement, complete or partial amendments or modifications to the Plan (including retroactive amendments to meet governmental requirements or prerequisites for tax qualification) may be made from time to time by the Board; provided, however, that no amendment shall decrease the Vested percentage any Participant has in his Accounts or his accrued benefit.

Section 15.3 - Retroactive Effect of Plan Amendment

            (a) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the Vested percentage of a Participant whose Separation from the Service preceded the date such amendment became effective unless and until he again becomes a Participant and additional contributions are allocated to him.

            (b) No Plan amendment, unless it expressly provides otherwise, shall be applied retroactively to increase the amount of service credited to any person for purposes of Plan participation, vesting or any other Plan purpose with respect to his participation or employment before the date such amendment became effective.

            (c) Except as provided in subsections (a) and (b), all rights under the Plan shall be determined under the terms of the Plan as in effect at the time the determination is made.

Section 15.4 - Consolidation or Merger; Adoption
               of Plan by Other Companies

            (a) In the event of the consolidation or merger of the Company with or into any other business entity, or the sale by the Company or its owner of its assets, the successor may continue the Plan by adopting the same by resolution of its board of directors or agreement of its partners or proprietor and, if deemed appropriate, by executing a proper supplemental agreement to the Trust Agreement with the Trustee. If, within ninety days from the effective date of such consolidation, merger or sale of assets, such new corporation, partnership or proprietorship does not adopt the Plan, the Plan shall be terminated in accordance with Section 15.1.

            (b) The Plan shall not be merged or consolidated with any other plan, nor shall its assets or liabilities be transferred to any other plan, unless each Participant in this Plan would have immediately after the merger, consolidation or transfer (if the plan in question were then terminated) accounts which are equal to or greater in amount than his corresponding Accounts under this Plan had the Plan been terminated immediately before the merger, consolidation or transfer.

            (c) Any Company Affiliate may, with the approval of the Board, adopt the Plan as a whole company or as to any one or more divisions effective as of the first day of any Plan Year by resolution of its own board of directors or agreement of its partners. Such Company Affiliate shall give written notice of such adoption to the Administrator and to the Trustee by its duly authorized officers.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

Section 16.1 - Identification of Fiduciaries

            (a) The Administrator (with respect to control and management of Plan assets and in general) and the Trustee shall be named fiduciaries within the meaning of ERISA and, as permitted or required by law, shall have exclusive authority and discretion to control and manage the operation and administration of the Plan within the limits set forth in the Trust Agreement, subject to proper delegation.

            (b) Such named fiduciaries and every person who exercises any discretionary authority or discretionary control respecting management of the Trust Fund or Plan, or exercises any authority or control respecting the management or disposition of the assets of the Trust Fund or Plan, or renders investment advice for compensation, direct or indirect, with respect to any moneys or other property of the Trust Fund or Plan or has authority or responsibility to do so, or has any discretionary authority or discretionary responsibility in the administration of the Plan, and any person designated by a named fiduciary to carry out fiduciary responsibilities under the Plan, shall be a fiduciary and, as such, shall be subject to provisions of the Plan, the Trust Agreement, ERISA and other applicable laws governing fiduciaries. Any person may act in more than one fiduciary capacity.

Section 16.2 - Allocation of Fiduciary Responsibilities

            (a) Fiduciary responsibilities under the Plan are allocated as follows:

                  (i) The sole power and discretion to manage and control the Plan's assets including, but not limited to, the power to acquire and dispose of Plan assets, is allocated to the Trustee, except to the extent that another fiduciary is appointed in accordance with the Trust Agreement with the power to control or manage (including the power to acquire and dispose of) assets of the Plan.

                  (ii) The sole duties, responsibilities and powers allocated to the Board shall be those expressly retained under Sections 15.1, 15.2 and 15.4.

                  (iii) The sole duties, responsibilities and powers allocated to the Company shall be those expressly retained under the Plan or the Trust Agreement.

                  (iv) All fiduciary responsibilities not allocated to the Trustee, the Board, the Company or any investment manager are hereby allocated to the Administrator, subject to delegation in accordance with
      Section 14.1(a)(viii).

            (b) Fiduciary responsibilities under the Plan (other than the power to manage or control the Plan's assets) may be reallocated among those fiduciaries identified as named fiduciaries in Section 16.1 by amending the Plan in the manner prescribed in Section 15.2, followed by such fiduciaries' acceptance of, or operation under, such amended Plan.

Section 16.3 - Limitation on Rights of Employees

            The Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Company and any Employee, or consideration for, or an inducement or condition of, the employment of an Employee. Except as otherwise required by law, nothing contained in the Plan shall give any Employee the right to be retained in the service of the Company or to interfere with or restrict the right of the Company, which is hereby expressly reserved, to discharge or retire any Employee at any time, without notice and with or without cause. Except as otherwise required by law, inclusion under the Plan will not give any Employee any right or claim to any benefit hereunder except to the extent such right has specifically become fixed under the terms of the Plan and there are funds available therefor in the hands of the Trustee. The doctrine of substantial performance shall have no application to Employees or Participants. Each condition and provision, including numerical items, has been carefully considered and constitutes the minimum limit on performance which will give rise to the applicable right.

Section 16.4 - Limitation on Annual Additions; Treatment
               of Otherwise Excessive Allocations

            (a) In any Plan Year (which shall be the Plan's "limitation year" within the meaning of Treas. Reg. ss. 1.415-2(b)), the Annual Addition of a Participant shall not exceed the least of

                  (i) twenty-five percent of such Participant's Statutory Compensation for such Plan Year,

                  (ii) $30,000.00 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), or

                  (iii) the maximum allowed under Code Section 415 (utilizing the adjustments to the "defined contribution fraction" allowed by Section 1106(i)(4) of the Tax Reform Act of 1986 and Code Section 415(e)).


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

            (b) If the Annual Addition of a Participant would exceed the limits of subsection (a) as a result of an allocation of forfeitures, a reasonable error in estimating a Participant's Statutory Compensation or under other limited facts and circumstances found justifiable by the Commissioner of Internal Revenue, it shall be reduced until it comes within such limits. Such reduction shall be accomplished by debiting the necessary amount from

                  (i) his allocation of Company contributions for such Plan Year to his Deferred Compensation Account,

                  (ii) his allocation of forfeitures for such Plan Year,

                  (iii) his allocation of Company contributions for such Plan Year to his Matching Account, and

                  (iv) his allocation of Company contributions for such Plan Year to his Qualified Account in such order. The portion of such amount attributable to his Deferred Compensation first shall, to the extent allowed by law, be refunded to him, and otherwise any necessary remainder to the extent allowed by Section 403 of ERISA, shall be returned to the Company and recontributed for the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a), or otherwise held in suspense hereunder and applied to the applicable Account of the Participant in the first Plan Year in which allowed under subsection (a). The balance, if any, of such reduction shall be allocated to the Matching Accounts of persons who are Active Participants at the end of the Plan Year in proportion to their Compensation received while Active Participants in such Plan Year. If any Participant's Annual Addition would, due to such special allocation, exceed the limit of subsection (a), the excess shall be reallocated by a second special allocation, and so on as necessary to allocate such amounts within the limits of subsection (a). Any amounts which cannot be so allocated because of the limitations of subsection (a), shall be held in suspense and shall be allocated and reallocated in succeeding Plan Years, in the order of time, prior to the allocation of any Company or personal contributions.

            (c) In the event the Plan is terminated while excess amounts are then held in suspense under subsection (b), such excess amounts shall be allocated and reallocated as provided in subsection (b), as of the day before the date of the termination as if such day were the last day of such Plan Year. Any amounts which cannot then be so allocated because of the limits of subsection (a) shall revert to the Company, as provided in the Trust Agreement.

Section 16.5 - Governing Law

            The Plan and Trust shall be interpreted, administered and enforced in accordance with the Code and ERISA, and the rights of Participants, former Participants, Beneficiaries and all other persons shall be determined in accordance therewith; provided, however, that, to the extent that state law is applicable, the laws of the state of residence of the Participant in question, or if none, the state in which the principal office of the Administrator is located shall apply.

Section 16.6 - Genders and Plurals

            Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

Section 16.7 - Titles

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan or Trust Agreement.

Section 16.8 - References

            Unless the context clearly indicates to the contrary, a reference to a statute, regulation or document shall be construed as referring to any subsequently amended, enacted, adopted or executed statute, regulation or document.

            Executed at _____________, ________________ this ____ day of
___________, 1997.

                                        GRIFFIN LAND & NURSERIES, INC.


                                        By
                                           ------------------------------
                                                      Officer


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